================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                    CINTECH TELE-MANAGEMENT SYSTEMS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                      CINTECH TELE-MANAGEMENT SYSTEMS, INC.
                               2100 SHERMAN AVENUE
                             CINCINNATI, OHIO 45212

                 MANAGEMENT INFORMATION CIRCULAR/PROXY STATEMENT

                            as of September 22, 1998


                      SOLICITATION OF PROXIES BY MANAGEMENT

     THIS MANAGEMENT INFORMATION CIRCULAR/PROXY STATEMENT (THIS "INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT AND BOARD OF DIRECTORS OF CINTECH TELE-MANAGEMENT SYSTEMS, INC. (THE "CORPORATION") OF PROXIES TO BE USED at the annual meeting (the "Meeting") of shareholders of the Corporation to be held on Tuesday, October 27, 1998, at Toronto, Ontario Canada and at any adjournment thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The cost of such solicitation will be borne by the Corporation. This Information Circular is being mailed to shareholders on or about September 26, 1998.


             APPOINTMENT OF PROXY HOLDERS AND REVOCATION OF PROXIES

     The persons whose names are printed on the accompanying form of proxy are officers of the Corporation. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION, OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY, TO ATTEND AND ACT ON BEHALF OF THE SHAREHOLDER AT THE MEETING. To exercise this right, a shareholder may either insert such other person's name in the blank space provided in the accompanying form of proxy or complete another appropriate form of proxy.

     To be valid, a proxy must be dated and signed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation by a duly authorized officer or attorney. The proxy, to be acted upon, must be deposited with the Corporation, c/o its agent, Montreal Trust Corporation of Canada, 151 Front Street West, 8th Floor, Toronto, Ontario, M5J 2N1, by the close of business on the last business day prior to the date on which the meeting or any adjournment thereof is held, or with the chairman of the meeting on the day of the meeting or any adjournment thereof.

     A shareholder who has given a proxy may revoke it by depositing an instrument in writing (including another proxy) executed by the shareholder or by the shareholder's attorney authorized in writing at the registered office of the Corporation at any time up to and including the last business day prior to the day the meeting or any adjournment thereof is to be held, or with the chairman of the meeting (in writing or in open meeting) on the day of the meeting at any time before it is exercised on any particular matter or in any other manner permitted by law including attending the meeting in person.


                                VOTING BY PROXIES

     On any ballot that may be called for regarding the election of directors and appointment of auditors the common shares ("shares") represented by the enclosed form of proxy will be voted or withheld from voting in accordance with the instructions of the shareholder indicated thereon. In the absence of such instructions with regard to the election of directors or the appointment of auditors, the shares will be voted on any ballot for the election of the persons nominated for election as directors and for the appointment of auditors as referred to in this Information Circular.

     THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING, AND WITH RESPECT TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING TO THE EXTENT SUCH IS PERMITTED UNDER RULE 14a-4(C) OF THE U.S. PROXY RULES. AS OF THE DATE OF THIS INFORMATION CIRCULAR, MANAGEMENT IS NOT AWARE OF ANY SUCH AMENDMENT, VARIATION OR OTHER MATTER PROPOSED OR LIKELY TO COME BEFORE THE MEETING, OTHER THAN THAT SPECIFIED IN THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS. HOWEVER, IF ANY SUCH AMENDMENT, VARIATION OR OTHER MATTER PROPERLY COMES BEFORE THE MEETING, IT IS THE INTENTION OF THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY TO VOTE ON SUCH OTHER BUSINESS IN ACCORDANCE WITH THEIR JUDGMENT.


                     VOTING SHARES AND SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The number of shares entitled to be voted at the meeting as of September 21, 1998, is 12,281,751. Each shareholder is entitled to one vote for each share shown as registered in the shareholder's name on the list of shareholders prepared as of September 21, 1998. However, in the event of any transfer of shares by any such shareholder after such date, the transferee is entitled to vote those shares if he produces properly endorsed share certificates or otherwise establishing that he owns the shares, and requests the transfer agent, Montreal Trust Corporation of Canada, 151 Front Street West, 8th Floor, Toronto, Ontario, M5J 2N1, to include the transferee's name in the shareholders' list not later than ten days before the meeting.

CERTAIN BENEFICIAL OWNERS

     Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. To the knowledge of the directors and officers of the Corporation, the persons who beneficially own or exercise control or direction over shares carrying more than 5% of the voting rights attached in all the shares of the Corporation entitled to be voted at the meeting as of September 21, 1998 are as follows:


      TITLE OF             NAME AND ADDRESS OF           AMOUNT AND NATURE         PERCENTAGE OF OUTSTANDING
       CLASS                BENEFICIAL OWNER                 OWNERSHIP                   COMMON SHARES
--------------------- ------------------------------ --------------------------- -------------------------------
Common Stock          Diane M. Kamionka                3,476,029 shares owned                28.30%
                      2100 Sherman Avenue                   beneficially
                      Cincinnati, Ohio 45212

Common Stock          S. William Miller                1,736,238 shares owned                14.14%
                      625 Eden Park Dr.                     beneficially
                      Cincinnati, Ohio 45202

Common Stock          Bryant A. Downey                 1,717,652 shares owned                13.99%
                      2100 Sherman Avenue                   beneficially
                      Cincinnati, Ohio 45212

Common Stock          Frank W. Terrizzi                1,441,104 shares owned                11.73%
                      625 Eden Park Dr.                     beneficially
                      Cincinnati, Ohio 45202

Common Stock          Clinton Springs Partnership      1,138,157 shares owned                 9.27%
                      36 East Fourth Street                 beneficially
                      Suite 905
                      Cincinnati, Ohio 45202

MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock by its directors, the named executive officers, and all directors and executive officers as a group, as of September 21, 1998:


                                        NAME AND             AMOUNT AND NATURE OF
                                      POSITION OF                  BENEFICIAL
      TITLE OF CLASS                BENEFICIAL OWNER               OWNERSHIP(1)            PERCENT OF CLASS
---------------------------- ------------------------------- ------------------------- -------------------------
       Common Stock                Diane M. Kamionka          3,476,029 shares owned            28.30%
                             President and Chief Executive         beneficially
                                        Officer

       Common Stock                 Bryant A. Downey          1,717,652 shares owned            13.99%
                              Chief Technology Officer and         beneficially
                                       Secretary

       Common Stock                Frank W. Terrizzi          1,441,104 shares owned            11.73%
                                        Director

       Common Stock                  John G. Slater                 210,311(2)                   1.71%
                                        Director

       Common Stock                Carter F. Randolph               20,000(3)                    0.16%
                                        Director

       Common Stock                Peter L. Carfagno                    Nil                       Nil
                                 Vice President - Sales

       Common Stock                David J. Thibodeau                   Nil                       Nil
                               Vice President - Customer
                                    Support Services


     All Directors and                                        6,865,096 shares owned            55.90%
  Executive Officers as a                                          beneficially
     Group (7 persons)


(1) The persons and entities named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in other footnotes to this table, if any.

(2) Includes grants of options for 30,000 shares that were awarded and subject to the provisions of the Revised 1993 Stock Option Plan.

(3) Includes grants of options for 10,000 shares that were awarded and subject to the provisions of the Revised 1993 Stock Option Plan.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     The number of directors of the Corporation to be elected at the meeting is five. All of the current directors are nominees for re-election.

     The following table lists certain information concerning the persons proposed to be nominated for election as directors. The information as to shares has been furnished by the respective nominees individually.

                                               POSITION WITH
                                              CORPORATION OR                                COMMON
                                          SIGNIFICANT AFFILIATES                            SHARES
                                               AND PRINCIPAL                              BENEFICIALLY
          NAME                                OCCUPATION OR                                OWNED OR
                                AGE             BUSINESS             DIRECTOR SINCE        CONTROLLED
-------------------------- -------------- ------------------------ -------------------- -----------------
Diane M. Kamionka               51        President and Chief             1987             3,476,029
                                          Executive Officer of
                                          the Corporation

Bryant A. Downey                35        Chief Technology                1987             1,717,652
                                          Officer of the
                                          Corporation

John G. Slater                  63        Retired Executive               1989               210,311(1)

Frank W. Terrizzi               55        Investment Advisor,             1990             1,441,104
                                          Renaissance Investment
                                          Management (Investment
                                          management company)

Carter F. Randolph              42        Executive Vice                  1996                20,000(2)
                                          President and Trustee,
                                          Greenacres Foundation
                                          (Nonprofit foundation)


(1) Includes grants of options for 30,000 shares that were awarded and subject to the provisions of the Revised 1993 Stock Option Plan.

(2) Includes grants of options for 10,000 shares that were awarded and subject to the provisions of the Revised 1993 Stock Option Plan.


Except as set forth below, each of the foregoing directors of the Corporation has been engaged for the past five years in his or her current occupation or in other capacities with the same entity.

     Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director but, if that should occur for any reason prior to the meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion. Each director elected will hold office until the next annual shareholders meeting and until his successor is elected or appointed, unless his office is earlier vacated.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED IN PROPOSAL 1.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     In the fiscal year ended June 30, 1998, the Board of Directors met on four
(4) occasions. Each incumbent director during the last fiscal year attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

     The Corporation has an Audit Committee of the Board of Directors. The Audit Committee, which held one (1) meeting during fiscal 1998, recommends to the entire Board of Directors the independent auditors to be employed by the Corporation, consults with the independent auditors with respect to their audit plans, reviews the independent auditors' audit report and any management letters issued by the auditors, and consults with the independent auditors with regard to financial reporting and the adequacy of internal controls. The members of the Audit Committee during fiscal 1998 were Diane Kamionka, Carter F. Randolph and John G. Slater.

     The Corporation has a Compensation Committee of the Board of Directors which held one (1) meeting during fiscal 1998. The Compensation Committee determines the compensation arrangements for the President and Chief Technology Officer of the Corporation and reviews proposed changes in management organization. The present members of the Compensation Committee are John G. Slater, Frank W. Terrizzi and Carter F. Randolph.

     The Corporation also has a Stock Option Committee which administers its stock option plans, the present members of which are the current members of the board of directors. None of the members of the Stock Option Committee have received or shall receive any options under the Company's current stock option plan with the exception of Mr. Slater (Former Non-Executive Employee and Director), who was awarded grants of options for 30,000 shares and Mr. Randolph who was awarded grants of options for 10,000 shares.. Both awards were subject to the provisions of the Revised 1993 Stock Option Plan. This Committee met once during fiscal 1998.


                     COMPENSATION OF DIRECTORS AND OFFICERS

     Unless otherwise indicated dollar references in this section are in United States dollars. The following table set forth the compensation earned by and paid to the Chief Executive Officer and the only other most highly compensated executives who were serving as executive officers at the end of the most recently completed fiscal year, who received total salary, bonus, and other compensation which exceeded Canadian $100,000. There are no other named executive officers who would have received total salary, bonus, and other compensation which exceeded U.S. $100,000. In addition, there were no individuals for whom disclosure would have been provided under the previous sentence but for the fact that the individual was not serving as an officer of the Corporation at the end of the most recently completed financial year end. (For purposes of this part, the executives listed are collectively referred to as the "Named Executive Officers").

                                       SUMMARY COMPENSATION TABLE

                    ANNUAL COMPENSATION                              LONG-TERM COMPENSATION
                    -------------------                              ----------------------

   NAME AND      FISCAL    SALARY     BONUS      OTHER ANNUAL      SECURITIES       RESTRICTED        LTIP            ALL
  PRINCIPAL       YEAR       ($)      ($)(1)     COMPENSATION         UNDER         SHARES OR       PAYOUTS          OTHER
   POSITION                                         ($)(2)          OPTIONS/        RESTRICTED        ($)      COMPENSATION ($)
                                                                      SAR'S            SHARE
                                                                   GRANTED (#)       UNITS ($)

--------------- --------- ---------- --------- ----------------- --------------- ----------------- ----------- ------------------
Diane M.          1998    $144,553   $47,500         Nil              Nil              Nil            Nil             Nil
Kamionka          1997    $136,446     Nil           Nil              Nil              Nil            Nil             Nil
President &       1996    $126,428     Nil           Nil              Nil              Nil            Nil             Nil
Chief
Executive
Officer
Bryant A.         1998    $116,636   $12,000         Nil              Nil              Nil            Nil             Nil
Downey,           1997    $111,434     Nil           Nil              Nil              Nil            Nil             Nil
Chief             1996    $ 99,428   $ 7,350         Nil              Nil              Nil            Nil             Nil
Technology
Officer
David J.          1998    $ 90,012   $35,907         Nil              Nil              Nil            Nil             Nil
Thibodeau,        1997    $ 86,266   $27,659         Nil              Nil              Nil            Nil             Nil
Vice              1996    $ 83,145   $27,067         Nil              Nil              Nil            Nil             Nil
President -
Customer
Support
Services
Peter L.          1998    $110,032   $71,445         Nil              Nil              Nil            Nil             Nil
Carfagno,         1997    $ 97,043   $46,888       $6,137             Nil              Nil            Nil             Nil
Vice              1996       (3)       (3)           (3)              (3)              (3)            (3)             (3)
President -
Sales



     (1) Amounts are on an earned basis and may not have actually been paid as of fiscal year end. Messrs. Thibodeau and Carfagno include both earned commission and bonus income.
     (2) The amount in this column represents reimbursement for moving costs paid to Mr. Carfagno in conjunction with his joining the Company.
     (3) Mr. Carfagno became Named Executive Officers during fiscal 1997.

STOCK OPTIONS

     The following table sets forth information regarding stock options granted to the Named Executive Officers through fiscal 1998:


                                     OPTION GRANTS IN LAST THREE FISCAL YEARS


                                                                      INDIVIDUAL GRANTS
                                               -----------------------------------------------------------------
                                                 NUMBER OF
                                                SECURITIES       % OF TOTAL
                                                UNDERLYING    OPTIONS GRANTED    EXERCISE OF
                                                  OPTIONS     TO EMPLOYEES IN    BASE PRICE
                          NAME          YEAR   GRANTED # (1)  FISCAL YEAR (2)      ($/SH.)     EXPIRATION DATE
                   ------------------- ------- -------------- ----------------- -------------- -----------------
                   David J. Thibodeau    1998         25,000       3.84%            $0.71/Sh.        June, 2008
                                                      15,000       2.30%            $0.29/Sh.        July, 2007
                                         1997              -         -                      -                 -
                                         1996          9,000       4.10%            $1.14/Sh.        June, 2006


                   Peter L. Carfagno     1998         35,000       5.38%            $0.71/Sh.        June, 2008
                                                      40,000       6.15%            $0.29/Sh.        July, 2007
                                         1997         50,000       86.96%           $0.80/sh.      August, 2006
                                         1996            N/A        N/A                   N/A               N/A




     (1) In fiscal 1998 the Company granted a total of 650,855 stock options to employees; 298,255 on July 16, 1997, 7,000 on October 30, 1997, 45,000
         on November 12, 1997, and 300,600 on June 30, 1998.
     (2) Percentages based upon the total stock options granted (650,855) in fiscal 1998. (3) No stock options were exercised by the Named Executive Officers during fiscal 1998 or 1997 nor were there any vested "In-the-Money Options" at June 30, 1998.

COMPENSATION OF DIRECTORS

     Effective October 8, 1996, each newly-elected director who is not also an employee of the Company receives compensation in the form of an annual stipend of $5,000 (to be paid on a quarterly basis), and fees of $1,000 per Board meeting attended in person, $500 if the meeting is held by telephone conference call (or if a meeting held in person is attended by conference call), $500 to each board committee member for each committee meeting when held concurrently with a meeting of the Board, whether attended in person or by conference call, and $500 to each board committee member for each committee meeting attended on a day other than a day on which a meeting of the full Board is held. The Company will also reimburse those newly-elected non-employee directors for travel expenses incurred in attending meetings of the Board and its committees.

     During the year ended June 30, 1998, the Corporation's outside directors (those directors who are not employees of the Corporation) were not compensated for their services as directors, except for Carter Randolph, who received $9,500 for fiscal 1998 for his services as director of the Corporation. The Corporation did not additionally compensate employee directors during 1998.

EMPLOYMENT AGREEMENTS

     There are no employment contracts in place between the Company and any third party.

                      PROPOSAL 2 -- APPOINTMENT OF AUDITORS

     The accounting firm of Deloitte & Touche is presently serving as the Corporation's independent accounting firm. Deloitte & Touche also served as the Corporation's independent auditors with respect to the Corporation's financial statements for the fiscal year ended June 30, 1998.

     At the annual meeting of shareholders, it is proposed to appoint Deloitte & Touche, as auditors of the Corporation to hold office until the next annual meeting of shareholders at a remuneration to be fixed by the Board of directors. Representatives of Deloitte & Touche are not expected to be present at the Annual Meeting, but they may be made available via telephone to respond to any questions that may arise.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS.




                           1998 SHAREHOLDER PROPOSALS

     In order for any shareholder proposals for the 1999 Annual Meeting of Shareholders to be eligible for inclusion at the meeting, they must be received by the Secretary of the Corporation at 2100 Sherman Avenue, Cincinnati, Ohio 45212, prior to July 31, 1999.

                                  OTHER MATTERS

     The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring other matters before the meeting. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Corporation. The contents and the sending of this Information Circular have been approved by the board of directors.

DATED:  September 22, 1998


/s/ BRYANT A. DOWNEY
--------------------

Bryant A. Downey
Secretary

                     CINTECH TELE-MANAGEMENT SYSTEMS, INC.
                              2100 SHERMAN AVENUE
                             CINCINNATI, OHIO 45212

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the annual meeting (the "Meeting") of shareholders of CINTECH TELE-MANAGEMENT SYSTEMS, INC. (the "Corporation") will be held at The King Edward Hotel, 37 King Street East, Toronto, Ontario M5C 1E9, Canada on Tuesday, October 27, 1998 at 10:00 a.m. EDT for the following purposes:

     1.   To elect 5 directors;

     2. To appoint auditors and to authorize the directors to fix their remuneration;

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

An annual report, which includes the financial statements of the Corporation, and Management Information Circular/Proxy Statement, which contains details of matters to be considered at the Meeting, accompany this notice.

         SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED FORM OF PROXY AND TO RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

         Proxies to be used at the meeting must be received by the Secretary, Cintech Tele-Management Systems, Inc., 2100 Sherman Avenue, Cincinnati, Ohio 45212, or the Corporation's transfer agent, Montreal Trust Company of Canada, 151 Front Street West, 8th Floor, Toronto, Ontario, M5J 2N1, prior to the close of business (5:00 p.m.) on Monday, October 26, 1998.

         Dated at Cincinnati, Ohio this 22nd day of September, 1998.


                                                  BY ORDER OF THE BOARD

                                                  /s/  BRYANT A. DOWNEY
                                                  -------------------------
                                                  BRYANT A. DOWNEY
                                                  SECRETARY




-------------------------------------------------------------------------------
                                   IMPORTANT

A MANAGEMENT INFORMATION CIRCULAR/PROXY STATEMENT AND PROXY ARE SUBMITTED HEREWITH. AS A SHAREHOLDER, YOU ARE URGED TO COMPLETE AND MAIL THE PROXY PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THIS ANNUAL MEETING IN PERSON. IT IS IMPORTANT THAT YOUR SHARES BE VOTED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------

                      CINTECH TELE-MANAGEMENT SYSTEMS, INC.
                               2100 SHERMAN AVENUE
                             CINCINNATI, OHIO 45212
                                  FORM OF PROXY
              PROXY SOLICITED BY MANAGEMENT AND BOARD OF DIRECTORS

The undersigned shareholder of Cintech Tele-Management Systems, Inc. (the "Corporation") hereby appoints DIANE M. KAMIONKA or, failing her, BRYANT A. DOWNEY, or, instead of and to the exclusion of all of the foregoing, _____________________________ as nominee, to attend, act and vote for the undersigned at the annual meeting of shareholders of the Corporation, to be held on Tuesday, October 27, 1998 and at any adjournment thereof in the following manner:

Please mark X in the appropriate box. The Board of Directors recommends a FOR vote on each proposal.

1.  To elect Directors;
    [   ]  FOR all nominees listed below               [   ]  WITHHOLD AUTHORITY
           (except as marked to the contrary below)

    DIANE M. KAMIONKA, BRYANT A. DOWNEY, JOHN G. SLATER, FRANK W. TERRIZZI, CARTER F. RANDOLPH

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)



2.  To appoint auditors and to authorize the directors to fix their remuneration;
    [   ]   FOR               [   ]   ABSTAIN             [    ]  AGAINST


3. In its discretion, the proxy is authorized to vote upon variations or amendments to the matters identified above and such other business as may properly come before the meeting or any adjournment thereof to the extent such is permitted under Rule 14a-4(c) of the U.S. proxy rules.

    The undersigned hereby revokes any proxies dated prior to the date hereof.

     DATED     ________________ ____, 1998

     ----------------------------------------
     Signature of Shareholder

     ----------------------------------------
     Print Name

Notes:

             (1) A proxy must be signed by the shareholder or his attorney authorized in writing.

             (2) If the form proxy is not dated in the blank space above, the proxy is deemed to bear the date on which it is mailed by the person making the solicitation.

             (3) YOU MAY APPOINT ANY PERSON, WHO NEED NOT BE A SHAREHOLDER, AS NOMINEE, OTHER THAN THOSE PERSONS SPECIFICALLY NAMED ABOVE, TO ATTEND AND ACT ON THE SHAREHOLDER'S BEHALF AT THE MEETING BY INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED ABOVE OR BY COMPLETING ANOTHER APPROPRIATE FORM OF PROXY.

             (4) Your shares will be voted in accordance with your instructions given above. If no instructions are given for a particular item, your shares will be voted for that item.

             (5) A shareholder who has given a proxy may revoke it by depositing an instrument in writing (including another proxy) executed by the shareholder or by the shareholder's attorney authorized in writing at the registered office of the Corporation at any time up to and including the last business day prior to the day the meeting or any adjournment thereof is to be held, or with the chairman of the meeting (in writing or in open meeting) on the day of the meeting at any time before it is exercised on any particular matter or in any other manner permitted by law including attending the meeting in person.

             (6) If shares are registered in the name of an executor, administrator, trustee or similar holder, such holder must set out his/her full title and sign the proxy exactly as registered. If shares are registered in the name of a deceased or other shareholder, the shareholder's name must be printed in the space provided, the proxy must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to the proxy.

             (7)    This proxy ceases to be valid one year from its date.